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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in Registration Statements No. 33-34019 and No. 333-01019 of Calgon Carbon Corporation on Forms S-8 of our report dated February 6, 2001, incorporated by reference in this Annual Report on Form 10-K of Calgon Carbon Corporation for the year ended December 31, 2000.

DELOITTE & TOUCHE  LLP
Pittsburgh, Pennsylvania
March 30, 2001